SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                  June 9, 2000
                Date of Report (Date of earliest event reported)


                                 PE CORPORATION
               (Exact Name of Registrant as Specified In Charter)


         Delaware                         1-4389              06-1534213
(State or Other Jurisdiction           (Commission           (IRS Employer
     of Incorporation)                  File No.)           Identification No.)


                                 761 Main Avenue
                         Norwalk, Connecticut 06859-0001
          (Address of Principal Executive Offices, Including Zip Code)


                                 (203) 762-1000
              (Registrant's telephone number, including area code)


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Item 5.  Other Items.

     The merger (the "Merger") of Umbrella Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of PE Corporation (the "Company"), with and into Paracel, Inc., a California corporation ("Paracel"), was consummated on June 9, 2000. As a result of the Merger, Paracel, which is the surviving corporation of the Merger, became a wholly-owned subsidiary of the Company on that date. The consummation of the Merger was announced and further described in a press release issued by the Company on June 9, 2000, a copy of which is being filed as Exhibit 99 to this Report and is incorporated by reference into this Item 5.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits.

     The following exhibit is filed with this report:

     Exhibit No.                         Description

        99           Press Release of the Corporation issued June 9, 2000.










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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      PE CORPORATION


                                      By: /s/ Thomas P. Livingston
                                          --------------------------
                                          Thomas P. Livingston
                                          Secretary

Dated:  June 12, 2000



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                                  EXHIBIT INDEX



   Exhibit No.                              Description

      99                  Press Release of the Corporation issued June 9, 2000.










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